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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-4 (File No._________) of our report dated February 8, 1997, on our audits of the combined financial statements of Benchmark Communications Radio Limited Partnership. We also consent to the reference to our firm under the caption "Experts".

                                              /s/ COOPERS & LYBRAND L.L.P.

Dallas, Texas
April 18, 1997